UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1500

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2023, the Board of Directors (the “Board”) of Korn Ferry (the “Company”) approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”), which became effective immediately. The amendments to the Bylaws include:

•	updates to align with and conform to changes to the Delaware General Corporation Law (the “DGCL”), including, without limitation, to:
o	clarify the manner in which a meeting of stockholders (including a virtual meeting) may be adjourned without having to provide additional notice in accordance with Section 222 of the DGCL;
o	revise the availability of the list of stockholders entitled to vote at a meeting of stockholders in accordance with Section 219 of the DGCL;
o	align the requirements for waiver of notice to Section 229 of the DGCL;
o	conform to the updated terminology of Section 212 of the DGCL;
o	update the list of the authorized officers to sign certificates of stock to the standard under Section 158 of the DGCL; and
o	remove the provision regarding the consent of stockholders in lieu of a meeting, which reflected the applicable standard set forth in Section 228 of the DGCL;
•

amendments to the procedural and disclosure requirements for stockholders intending to nominate directors or propose other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of stockholders pursuant to the advance notice provisions, including, without limitation, to:

o	clarify that the number of nominees that a stockholder may nominate shall not exceed the number of directors to be elected at the meeting;
o	require disclosure of additional types of financial transactions involving the Company’s equity securities;
o

provide that certain informational requirements applicable to stockholders that are entities also apply to the individuals who directly or indirectly control such entities (but not passive investors in such entities);

o

require a written and signed representation and agreement from each nominee that, among other things, such nominee consents to be named as a nominee in a proxy statement and form of proxy and to serve as a director if elected;

o

require any stockholder submitting a nomination notice to make a representation and applicable confirmation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Board’s nominees in accordance with Rule 14a-19 of the Exchange Act (i.e., the “universal proxy card” rules) and to provide evidence that the stockholder has complied with such requirements; and

o	clarify that a failure to provide such disclosure or comply with such requirements will result in a stockholder’s nomination or proposal of other business being disregarded;
•	an amendment to require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•	revisions to clarify the ability of the presiding officer of a stockholders’ meeting to prescribe rules and regulations for the conduct of a stockholders’ meeting; and
•	making technical and conforming revisions and clarifications.

The foregoing descriptions of the amendments are qualified in their entirety by reference to the Eighth Amended and Restated Bylaws, which is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Eighth Amended and Restated Bylaws of Korn Ferry.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: May 29, 2023	/s/ Jonathan Kuai
(Signature)

	Name:	Jonathan Kuai

	Title:	General Counsel, Corporate Secretary and Managing Director – ESG & Business Affairs